Exhibit 10.20
AMENDMENT NO. 27 TO THE MASTER SERVICES AGREEMENT
This Amendment No. 27 (“Amendment”) is dated and effective on January 22, 2026 (“Amendment Effective Date”) by and between Marqeta, Inc. (“Marqeta”) and Block, Inc. (formerly Square, Inc.) (“Block” or “Client”) and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016, as amended (“Master Services Agreement”). Capitalized terms used in this Amendment without definition shall have the meanings ascribed to them in the Master Services Agreement. This Amendment, including the document attached hereto as Exhibit A and incorporated herein by reference, is made pursuant to and governed by the terms and conditions of the Master Services Agreement. Except as expressly provided herein, the provisions of the Master Services Agreement shall apply to this Amendment and shall govern the rights and obligations of the Parties with respect to the subject matter hereof. Marqeta and Block are each referred to herein as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, Client and Marqeta wish to amend the Master Services Agreement in connection with the provision of services related to the Cash App Card Program regarding roles and responsibilities between Marqeta and Block in support of the Cash App Card Program currently and going forward.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree that the following terms shall be made part of the Master Services Agreement.
1.    The Master Services Agreement at Schedule B, titled “General Terms and Conditions” is hereby amended at Section 1 as follows:
    (i) At Section 1, titled “MARQETA PERFORMANCE STANDARDS AND COMPLIANCE”, a new subsection (h) is hereby added:
    “e. Roles and Responsibilities. Exhibit B-1 reflects the allocation of Marqeta’s roles and responsibilities between the Parties.”
    (ii) At Section 2, titled “CLIENT RESPONSIBILITIES”, a new subsection (q) is hereby added:
    “q. Roles and Responsibilities. Exhibit B-1 reflects the allocation of Client’s roles and responsibilities between the Parties.”
    (iii) Schedule B-1, “Roles & Responsibilities”, attached hereto is appended to the Master Services Agreement.
2.    The Master Services Agreement at Schedule C, titled “Definitions”, is hereby amended to add the following definitions:
●“BSA” means the Bank Secrecy Act and its implementing regulations, including anti-money laundering, customer identification, and suspicious activity reporting requirements.

●“BIN” means a Bank Identification Number assigned by a Card Brand that identifies the Issuing Bank and is used to route payment card transactions under the Cash App Card Program.
●“Cardholder Agreement” means the agreement between the Issuing Bank and a Cardholder governing the terms and conditions applicable to the use of a Cash App Card.
●“Cash App Card Program” means the consumer-facing card program operated by Client and issued by and under the principal oversight and control of Sutton Bank, under which Client utilizes Marqeta’s services pursuant to the Master Services Agreement. Each card issued to an end user under the Cash App Card Program is referred to herein as a “Cash App Card”.
●“CIP” means the Customer Identification Program procedures for collecting and verifying customer identity information as required under the USA PATRIOT Act and the requirements of the Issuing Bank, performed by Client on behalf of the Issuing Bank.
●“Issuing Bank” means Sutton Bank, in its capacity as the issuer of Cards under the Cash App Card Program.
●“KYC” means Know Your Customer procedures for identifying and verifying the identity of customers in accordance with applicable law and the requirements of the Issuing Bank, performed by Client on behalf of the Issuing Bank.
●“PAN” means the Primary Account Number associated with a Cash App Card, consisting of the numeric sequence used to identify the cardholder account, including the Bank Identification Number (BIN), and used to initiate and process card transactions in accordance with Card Brand standards.
●“Scheduled Maintenance” means planned maintenance or upgrades to the Marqeta System intended to support ongoing system performance and reliability that may result in system downtime and that are communicated to Client in advance.
●“Terms of Service” means the Client-issued terms and conditions governing the use of the Cash App Card and related services.
3.    This Amendment and the Master Services Agreement set forth the Parties’ entire agreement with respect to the subject matter of this Amendment. This Amendment incorporates by reference the terms of the Master Services Agreement as if fully set forth in this Amendment, and the specific terms and conditions in this Amendment govern, control, and supersede the Master Services Agreement solely with respect to the subject matters covered in this Amendment.
4.    This Amendment may be executed by the Parties electronically and in counterparts.

[Signature page follows]

Marqeta, Inc.
By:     /s/ Todd Pollak
Name:         Todd Pollak
Title:     Chief Revenue Officer
Date:     January 22, 2026

Block, Inc.
By:     [***]
Name:         [***]
Title:     [***]
Date:     January 22, 2026

SCHEDULE B-1
ROLES AND RESPONSIBILITIES

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